THE STRONG MID
     CAP GROWTH FUND II
--------------------------------------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999


                       [PICTURE OF STRONG FUNDS BUILDING]

                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Mid Cap Growth Fund II ...............................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ...........................4
     Statement of Assets and Liabilities .............................6
     Statement of Operations .........................................6
     Statements of Changes in Net Assets .............................7
     Notes to Financial Statements ...................................8

FINANCIAL HIGHLIGHTS ................................................10


                                 [STRONG LOGO]
                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 12431H99

                                 ================
                       THE STRONG MID CAP GROWTH FUND II
---------------------------------================-------------------------------

FUND
 HIGHLIGHTS

o Ronald Ognar and Derek Felske assumed portfolio management responsibility of the Fund on January 31, 1999. Reflecting their investment philosophy, the Fund's technology exposure was increased.

o    The Fund returned 27.54% for the six months ended June 30, 1999.(1)

o    Technology,  energy  service,  and  consumer  cyclical  (mainly  retailers)
     holdings   provided  strong  relative   performance  for  the  Fund,  while
     interest-sensitive and healthcare holdings hurt performance.

---------------------------------------

              AVERAGE ANNUAL
             TOTAL RETURNS(1)

              As of 6-30-99

            1-year       40.82%

   Since Inception       35.30%
     (on 12-31-96)

---------------------------------------

              FIVE LARGEST
             STOCK HOLDINGS

             As of 6-30-99

SECURITY                % OF NET ASSETS

BroadVision, Inc.                  2.6%

Kohl's Corp.                       2.3%

Cooper Cameron Corp.               2.1%

Net.bank, Inc.                     1.9%

Jabil Circuit, Inc.                1.9%

Please see the Schedule of Investments
in Securities for a complete listing of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Ronald C. Ognar                /s/ Derek Felske
Ronald C. Ognar                    Derek Felske
Portfolio Co-manager               Portfolio Co-manager

--------------------------------------------------------------------------------

In January 1999, upon assuming management of the Strong Mid Cap Growth Fund II, we modified the investment philosophy by increasing the Fund's focus on dominant companies led by high-quality management teams in industries with dynamic growth potential.

The Fund's renewed emphasis on high-quality growth companies has resulted in significant increases in our technology and consumer cyclical weightings. The growth of the Internet and the use of technology investments as a competitive weapon has resulted in a boom, with leading venture capitalists, Internet entrepreneurs, and CEOs on the covers of general interest publications. Although levels of high enthusiasm are often symptomatic of a market top, it is hard to quarrel with the underlying fundamentals. Our investments are concentrated in companies who will benefit from the growth of the networked economy, who manufacture connectivity devices, and who provide the building blocks for the Internet. While we continue to believe in the enormous promise of selected pure Internet plays, we have substantially reduced our holdings in the portfolio as they reached, and in most cases, substantially exceeded our price objectives.

In   consumer   cyclicals,    we   continue   to   overweight    retailers   and
telecommunications companies. One area where we are becoming increasingly optimistic is energy. In 1998, the deflationary impact of the Asian crises,

                                           -------------------------------------

                                                      THE FUND'S

                                                   RENEWED EMPHASIS

                                                    ON HIGH-QUALITY

                                                   GROWTH COMPANIES

                                                   HAS RESULTED IN

                                                 SIGNIFICANT INCREASES

                                                   IN OUR TECHNOLOGY

                                                     AND CONSUMER

                                                  CYCLICAL WEIGHTINGS.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

coupled with an unusually mild winter led to sharply lower oil prices. Now, with relative valuations extremely attractive and signs of a rebound in pricing and drilling activity present, we have made a substantial investment in the sector. Thus far, the underlying fundamentals appear to be improving: OPEC members are over 90% compliant with announced production quotas and economic conditions in Asia appear to have stabilized.

We are quite pleased with the performance of the Fund thus far. In our view, mid-cap growth stocks offer attractive return potential. Unlike their larger-cap brethren, they are often pure plays on dynamic niche markets, new products cycles or innovative new services. As growth investors, our investment team is constantly on the look out for companies exhibiting sustainable, fundamental improvement.

As we assess the next six months, we expect the U.S. economy to continue to grow, albeit at a slightly more moderate pace. Although we believe that Y2K concerns are overstated, the possibility of very short-term economic dislocations is likely, and we plan to take advantage of any consequent volatility in an opportunistic manner.

We thank you for your investment in the Strong Mid Cap Growth Fund II and look forward to helping you meet your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-96 to 6-30-99

[GRAPH]
                 STRONG MID CAP         S&P MidCap400       Lipper Mid Cap
                 GROWTH FUND II          Stock Index*        Funds Index*
12-96               10,000                 10,000               10,000
6-97                11,370                 11,299               11,536
12-97               12,975                 13,225               12,803
6-98                15,122                 14,367               14,797
12-98               16,695                 15,753               16,093
6-99                21,293                 16,836               18,006


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Stock Index, and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. stock market for medium capitalization stocks. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG MID CAP GROWTH FUND II SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN WELL-MANAGED GROWTH COMPANIES. THE MAJORITY OF THE FUND'S HOLDINGS WILL BE IN COMPANIES HAVING MARKET CAPITALIZATIONS BETWEEN $800 MILLION AND $8 BILLION AT THE TIME OF PURCHASE.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o After several years of unusually strong large-cap performance, the return differential between larger companies and their smaller counter-parts began to close during the first half of 1999, particularly in the second quarter.

o The Lipper Mid Cap Funds Index gained 11.90% and the S&P MidCap 400 Stock Index returned 6.87% for the six months ended June 30, 1999.*

o The market's broader-based advance is a positive development, suggesting that solid, fundamentally-driven stock picking--not indexing--will be rewarded.

o The Federal Reserve's decision to hike short-term interest rates resulted in a volatile market in the second quarter.

o Earnings growth has begun to re-accelerate as fears of a significant slowdown in corporate profits proved unfounded.

SCHEDULE OF INVESTMENTS IN SECURITIES                  JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                          STRONG MID CAP GROWTH FUND II
================================================================================
                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 92.0%
BANK - REGIONAL 1.5%
First Tennessee National Corporation                    11,500      $  440,594
Zions Bancorporation                                     9,000         571,500
                                                                    ----------
                                                                     1,012,094
BANK - SUPER REGIONAL 1.8%
BankBoston Corporation                                   9,700         495,912
State Street Corporation                                 8,500         725,687
                                                                    ----------
                                                                     1,221,599
BROKERAGE & INVESTMENT MANAGEMENT 3.6%
The Bear Stearns Companies, Inc.                         6,000         280,500
Donaldson, Lufkin & Jenrette, Inc.                      11,500         692,875
Franklin Resources, Inc.                                21,000         853,125
Knight/Trimark Group, Inc. Class A (b)                   5,500         331,719
WEBS Index Fund, Inc.                                   20,000         250,000
                                                                    ----------
                                                                     2,408,219
COMMERCIAL SERVICE 1.1%
MedQuist, Inc. (b)                                       9,700         424,375
TMP Worldwide, Inc. (b)                                  5,000         317,500
                                                                    ----------
                                                                       741,875
COMPUTER - MAINFRAME 1.0%
Apple Computer, Inc. (b)                                14,000         648,375

COMPUTER - PERIPHERAL EQUIPMENT 2.5%
American Power Conversion Corporation (b)               30,000         603,750
Lexmark International Group, Inc. Class A (b)           16,200       1,070,213
                                                                    ----------
                                                                     1,673,963
COMPUTER - PERSONAL & WORKSTATION 10.6%
At Home Corporation Series A (b)                        20,500       1,105,719
CNET, Inc. (b)                                          13,000         749,125
DoubleClick, Inc. (b)                                    5,700         522,975
E*Trade Group, Inc. (b)                                 31,000       1,238,063
Exodus Communications, Inc. (b)                          6,200         743,613
Inktomi Corporation (b)                                  3,800         496,138
Net.bank, Inc. (b)                                      34,000       1,292,000
USinternetworking, Inc. (b)                             12,000         504,000
VeriSign, Inc. (b)                                       6,000         517,500
                                                                    ----------
                                                                     7,169,133
COMPUTER SERVICE 2.2%
International Network Services (b)                      23,500         948,813
Shared Medical Systems Corporation                       8,000         522,000
                                                                    ----------
                                                                     1,470,813
COMPUTER SOFTWARE 14.7%
BroadVision, Inc. (b)                                   23,500       1,733,125
Check Point Software Technologies, Ltd. (b)             10,000         536,250
Citrix Systems, Inc. (b)                                10,500         593,250
Compuware Corporation (b)                               24,000         763,500
Electronic Arts, Inc. (b)                                8,000         434,000
Extreme Networks, Inc. (b)                               7,000         406,438
Gemstar International Group, Ltd. (b)                   19,000       1,239,750
ISS Group, Inc. (b)                                     20,500         773,875
Intuit, Inc. (b)                                         8,500         766,062
Juniper Networks, Inc. (b)                                 100          14,900
Mercury Interactive Corporation (b)                      8,000         283,000
New Era of Networks, Inc. (b)                           19,000         834,812
Novell, Inc. (b)                                        23,000         609,500
Rational Software Corporation (b)                       14,500         477,594
Veritas Software Corporation (b)                         5,000         474,687
                                                                    ----------
                                                                     9,940,743
COSMETIC & PERSONAL CARE 0.5%
General Nutrition Companies, Inc. (b)                   14,000         326,375

ELECTRICAL EQUIPMENT 1.1%
PRI Automation, Inc. (b)                                21,100         764,875

ELECTRONIC INSTRUMENTATION 0.6%
Teradyne, Inc. (b)                                       5,400         387,450

ELECTRONIC PRODUCTS - MISCELLANEOUS 2.5%
Jabil Circuit, Inc. (b)                                 28,000       1,263,500
Sanmina Corporation (b)                                  5,300         402,137
                                                                    ----------
                                                                     1,665,637
ELECTRONICS - SEMICONDUCTOR/COMPONENT 7.9%
ASM Lithography Holding NV (b)                           9,000         534,375
Applied Micro Circuits Corporation (b)                   5,500         452,375
Broadcom Corporation (b)                                 1,900         274,669
LSI Logic Corporation (b)                               22,500       1,037,812
MEMC Electronic Materials, Inc. (b)                     46,500         566,719
Micron Technology, Inc. (b)                             15,500         624,844
Novellus Systems, Inc. (b)                              12,000         819,000
PMC-Sierra, Inc. (b)                                     8,200         483,287
Vitesse Semiconductor Corporation (b)                    3,000         202,312
Xilinx, Inc. (b)                                         5,500         314,875
                                                                    ----------
                                                                     5,310,268
FINANCE - MISCELLANEOUS 1.2%
Providian Financial Corporation                          8,500         794,750

HEALTHCARE - BIOMEDICAL/GENETIC 1.4%
Biogen, Inc. (b)                                         9,200         591,675
Millennium Pharmaceuticals, Inc. (b)                     9,000         324,000
                                                                    ----------
                                                                       915,675
HEALTHCARE - MEDICAL SUPPLY 0.4%
Express Scripts, Inc. Class A (b)                        4,500         270,844

HEALTHCARE - PRODUCT 1.8%
Allergan, Inc.                                           2,700         299,700
Sepracor, Inc. (b)                                      11,500         934,375
                                                                    ----------
                                                                     1,234,075
HOUSEHOLD APPLIANCES & FURNISHINGS 0.6%
Herman Miller, Inc.                                     19,500         409,500

INSURANCE - ACCIDENT & HEALTH 1.1%
AFLAC, Inc.                                             15,500         742,062

LEISURE SERVICE 1.7%
Royal Caribbean Cruises, Ltd.                           12,700         555,625
SFX Entertainment, Inc. (b)                              9,500         608,000
                                                                    ----------
                                                                     1,163,625
MEDIA - PUBLISHING 0.7%
Playboy Enterprises, Inc. Class B (b)                   18,500         491,406

MEDIA - RADIO/TV 1.6%
Adelphia Communications Corporation Class A (b)          7,000         445,375
Clear Channel Communications, Inc. (b)                   9,000         620,437
                                                                    ----------
                                                                     1,065,812
OIL WELL EQUIPMENT & SERVICE 7.8%
Cooper Cameron Corporation (b)                          37,500       1,389,844
ENSCO International, Inc.                               44,500         887,219
Global Marine, Inc. (b)                                 54,100         835,169
Rowan Companies, Inc. (b)                               49,000         903,437
Smith International, Inc. (b)                           21,000         912,188
Tidewater, Inc.                                         10,000         305,000
                                                                    ----------
                                                                     5,232,857
PAPER & FOREST PRODUCTS 0.9%
Georgia-Pacific Corporation                             13,000         615,875

RETAIL - DEPARTMENT STORE 2.3%
Kohl's Corporation (b)                                  19,700       1,520,594

RETAIL - FOOD CHAIN 0.8%
Whole Foods Marketing, Inc. (b)                         10,600         509,463

--------------------------------------------------------------------------------
================================================================================
                    STRONG MID CAP GROWTH FUND II (CONTINUED)
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
RETAIL - RESTAURANT 1.8%
Outback Steakhouse, Inc. (b)                            11,500     $   452,094
Starbucks Corporation (b)                               20,500         770,031
                                                                   -----------
                                                                     1,222,125
RETAIL - SPECIALTY 7.4%
Abercrombie & Fitch Company Class A (b)                 15,200         729,600
American Eagle Outfitters, Inc. (b)                      6,500         295,750
CDW Computer Centers, Inc. (b)                          12,100         532,400
The Children's Place Retail Stores, Inc. (b)             9,000         364,500
Circuit City Stores, Inc.                               13,000       1,209,000
Intimate Brands, Inc.                                    7,350         348,206
Linens `N Things, Inc. (b)                               7,500         328,125
PETsMART, Inc. (b)                                      38,500         394,625
Tandy Corporation                                       16,000         782,000
                                                                   -----------
                                                                     4,984,206
SHOE & APPAREL MANUFACTURING 0.4%
Tommy Hilfiger Corporation (b)                           4,000         294,000

TELECOMMUNICATION EQUIPMENT 4.1%
Aware, Inc. (b)                                          7,800         359,775
CIENA Corporation (b)                                   20,000         603,750
General Instrument Corporation (b)                      29,500       1,253,750
Uniphase Corporation (b)                                 3,500         581,000
                                                                   -----------
                                                                     2,798,275
TELECOMMUNICATION SERVICE 4.4%
Cablevision Systems Corporation (b)                      8,500         595,000
Covad Communications Group, Inc. (b)                    16,500         879,656
Global TeleSystems Group, Inc. (b)                       8,000         648,000
WinStar Communications, Inc. (b)                        18,000         877,500
                                                                   -----------
                                                                     3,000,156
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $55,897,255)                              62,006,719
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 12.4%
COMMERCIAL PAPER 3.8%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                          $  216,600         216,600
Warner Lambert Company, 4.91%                        1,325,700       1,325,700
Wisconsin Electric Power Company, 4.91%              1,021,600       1,021,600
                                                                   -----------
                                                                     2,563,900
REPURCHASE AGREEMENTS 8.6%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%, Due 7/01/99
  (Repurchase proceeds $5,800,770); Collateralized by:
  SLMA Notes, FNMA Notes, FHLMC Notes, Federal
  Home Loan Bank Bonds, Federal Farm Credit Bank
  Notes, Tennessee Valley Authority Bonds,  and
  Resolution Funding Corporation Bonds (c)           5,800,000       5,800,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,363,900)                       8,363,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $64,261,155) 104.4%           70,370,619
Other Assets and Liabilities, Net (4.4%)                            (2,959,344)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $67,411,275
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

                                                              Strong Mid Cap
                                                              Growth Fund II
                                                              --------------
ASSETS:
  Investments in Securities, at Value (Cost of $64,261,155)     $70,370,619
  Receivable for Securities Sold                                  3,334,093
  Dividends and Interest Receivable                                  20,109
  Other Assets                                                        8,743
                                                                -----------
  Total Assets                                                   73,733,564

LIABILITIES:
  Payable for Securities Purchased                                6,307,351
  Accrued Operating Expenses and Other Liabilities                   14,938
                                                                -----------
  Total Liabilities                                               6,322,289
                                                                -----------
NET ASSETS                                                      $67,411,275
                                                                ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                 $56,410,544
  Accumulated Net Investment Loss                                   (76,966)
  Undistributed Net Realized Gain                                 4,968,233
  Net Unrealized Appreciation                                     6,109,464
                                                                -----------
  Net Assets                                                    $67,411,275
                                                                ===========
Capital Shares Outstanding (Unlimited Number Authorized)          3,304,756

NET ASSET VALUE PER SHARE                                            $20.40
                                                                     ======


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)

                                                                  Strong Mid Cap
                                                                  Growth Fund II
                                                                  --------------
INCOME:
  Dividends                                                         $   32,537
  Interest                                                              83,412
                                                                    ----------
  Total Income                                                         115,949

EXPENSES:
  Investment Advisory Fees                                             159,886
  Custodian Fees                                                        13,605
  Shareholder Servicing Costs                                           25,951
  Other                                                                 11,648
                                                                    ----------
  Total Expenses before Waivers and Absorptions                        211,090
  Voluntary Expense Waivers and Absorptions by Advisor                 (18,175)
                                                                    ----------
  Expenses, Net                                                        192,915
                                                                    ----------
NET INVESTMENT LOSS                                                    (76,966)

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on Investments                                   5,104,905
  Net Change in Unrealized Appreciation/Depreciation on Investments  3,464,919
                                                                    ----------
NET GAIN ON INVESTMENTS                                              8,569,824
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $8,492,858
                                                                    ==========


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                                 Strong Mid Cap Growth Fund II
                                                                ---------------------------------
                                                                Six Months Ended     Year Ended
                                                                  June 30, 1999     Dec. 31, 1998
                                                                ----------------    -------------
                                                                   (Unaudited)
OPERATIONS:
  Net Investment Loss                                            ($    76,966)      ($    24,804)
  Net Realized Gain (Loss)                                          5,104,905             (7,363)
  Net Change in Unrealized Appreciation/Depreciation                3,464,919          2,515,909
                                                                  -----------        -----------
  Net Increase in Net Assets Resulting from Operations              8,492,858          2,483,742

DISTRIBUTIONS:
  From Net Investment Income                                               --                (41)
  From Net Realized Gains                                             (42,659)                --
                                                                  -----------        -----------
  Total Distributions                                                 (42,659)               (41)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                        47,658,305         16,440,591
  Proceeds from Reinvestment of Distributions                          42,659                 41
  Payment for Shares Redeemed                                      (5,469,660)        (4,568,533)
                                                                  -----------        -----------
  Net Increase in Net Assets from Capital Share Transactions       42,231,304         11,872,099
                                                                  -----------        -----------
TOTAL INCREASE IN NET ASSETS                                       50,681,503         14,355,800

NET ASSETS:
  Beginning of Period                                              16,729,772          2,373,972
                                                                  -----------        -----------
  End of Period                                                   $67,411,275        $16,729,772
                                                                  ===========        ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                              2,561,052          1,194,214
  Issued in Reinvestment of Distributions                               2,453                  3
  Redeemed                                                           (303,021)          (340,700)
                                                                  -----------        -----------
  Net Increase in Shares of the Fund                                2,260,484            853,517
                                                                  ===========        ===========

                                 See Notes to Financial Statements.

                                                                                               7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     Strong Mid Cap Growth Fund II (formerly known as Strong Growth Fund II) is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1999, approximately 81% of the Fund's shares are owned by the separate accounts of one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments  in  foreign   denominated  assets  and  forward  currency
          contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from these estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended were $11,063, $24,518 and $750, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total net assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The  aggregate  purchases  and sales of  long-term  securities  for the six
     months   ended  June  30,   1999  were   $145,706,554   and   $107,735,547,
     respectively.

6.   INCOME TAX INFORMATION
     At June 30, 1999, the cost of investments in securities for federal income tax purposes was $65,730,043. Net unrealized appreciation of securities was $4,640,576, consisting of gross unrealized appreciation and depreciation of $5,165,659 and $525,083, respectively.

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31,1998, which is designated as qualifying for the dividends-received deduction was 100% (unaudited).


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
------------------------------------------------------------------------------------------------------------------
                                                                                         Period Ended
                                                                             -------------------------------------
                                                                             June 30,       Dec. 31,      Dec, 31,
Selected Per-Share Data(a)                                                    1999(b)         1998          1997
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $16.02         $12.45        $10.00
Income From Investment Operations
  Net Investment Income (Loss)                                                 (0.02)         (0.02)         0.02
  Net Realized and Unrealized Gains on Investments                              4.43           3.59          2.94
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                              4.41           3.57          2.96
Less Distributions
  From Net Investment Income                                                   (0.00)(c)      (0.00)(c)     (0.01)
  In Excess of Net Investment Income                                              --             --         (0.15)
  From Net Realized Gains                                                      (0.03)            --         (0.14)
  In Excess of Net Realized Gains                                                 --             --         (0.21)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          (0.03)         (0.00)(c)     (0.51)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $20.40         $16.02        $12.45
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                                                +27.5%         +28.7%        +29.8%
  Net Assets, End of Period (In Thousands)                                   $67,411        $16,730        $2,374
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions       1.3%*          1.6%          2.0%
  Ratio of Expenses to Average Net Assets                                       1.2%*          1.2%          1.2%
  Ratio of Net Investment Income (Loss) to Average Net Assets                  (0.5%)*        (0.3%)         0.2%
  Portfolio Turnover Rate                                                     338.6%         329.1%        541.3%


  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).
(c)  Amount calculated is less than $0.01.


                                            See Notes to Financial Statements.
10

NOTES
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                                                                              11
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